CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of NorCap Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of NorCap Funds, Inc. for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of NorCap Funds, Inc. for the stated period.

/s/Daniel T. Murphy                     /s/Sarah M. Lucas
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Daniel T. Murphy                        Sarah M. Lucas
President, NorCap Funds, Inc.           Treasurer, NorCap Funds, Inc.

Dated: March 13, 2006
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by NorCap Funds, Inc. for purposes of the Securities Exchange Act of 1934.